Exhibit 99.1

For Immediate Release

                 CommScope Raises Fourth Quarter 2007 Guidance

Hickory, NC— (December 4, 2007) CommScope, Inc. (NYSE: CTV), a global leader in infrastructure solutions for communications networks, today raised its fourth quarter 2007 financial guidance.  CommScope Chairman and Chief Executive Officer, Frank Drendel, will review the Company’s growth opportunities, the increased fourth quarter 2007 financial guidance and the pending Andrew Corporation (NASDAQ: ANDW) acquisition when he meets with investors at Lehman Brothers’ 2007 Global Technology Conference at the Fairmont Hotel in San Francisco, California on Wednesday, December 5.

Due to positive trends in sales, orders and operations, CommScope management now expects fourth quarter revenue to be in the $435 - $445 million range, and operating income to increase by 30 percent to 45 percent year over year, based on the expected operating margin of 11.5 percent to 12.5 percent, excluding special items.  The company’s previous fourth quarter 2007 guidance was sales of $420 - $440 million and operating margin of 11.0 percent to 12.0 percent, excluding special items.

Investors are invited to listen to a live audio web cast of CommScope Chairman and CEO Frank Drendel at 2:00 ET on Wednesday, December 5, 2007.  The live Lehman Brothers webcast will be available at http://cc.talkpoint.com/LEHM002/120507a_jw/default.asp?entity-CommScope or through a link on the Investor Relations Presentations Page of CommScope’s website at http://www.commscope.com.  The link to our presentation will be live just prior to the start of the presentation.

CommScope (NYSE: CTV – www.commscope.com) is a world leader in infrastructure solutions for communication networks.  Through its SYSTIMAX® SolutionsTM and Uniprise® Solutions brands, CommScope is the global leader in structured cabling systems for business enterprise applications. It is also the world’s largest manufacturer of coaxial cable for Hybrid Fiber Coaxial applications. Backed by strong research and development, CommScope combines technical expertise and proprietary technology with global manufacturing capability to provide customers with high-performance wired or wireless cabling solutions.

Forward-Looking Statements
This press release contains forward-looking statements regarding, among other things, the proposed business combination between CommScope and Andrew and the anticipated consequences and benefits of such transaction, and other financial and operational items relating to CommScope and Andrew. Statements made in the future tense, and statements using words such as “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “should,” “confident” and “scheduled” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond the control of CommScope or Andrew. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. Relevant risks and uncertainties relating to the proposed transaction include, but are not limited to: the risk that required regulatory review and approval may not be obtained in a timely manner, if at all; Andrew’s stockholders may not approve the proposed transaction; the anticipated benefits and synergies of the proposed transaction may not be realized; the integration of Andrew’s operations with CommScope could be materially delayed or may be more costly or difficult than expected; the proposed transaction may not be consummated; legal proceedings may be commenced by or against CommScope or Andrew. Relevant risks and uncertainties generally applicable to CommScope and Andrew include, but are not limited to: changes in cost and availability of key raw materials and the ability to recover these costs from customers through pricing actions; customer demand for products and the ability to maintain existing business alliances with key customers or distributors;  concentration of sales among a limited number of customers or distributors; the risk that internal production capacity and that of contract manufacturers may be insufficient to meet customer demand for products; the risk that customers might cancel orders placed or that orders currently placed may affect order levels in the future; continuing consolidation among customers; competitive pricing and acceptance of products; industry competition and the ability to retain customers through product innovation; possible production disruption due to supplier or contract manufacturer bankruptcy, reorganization or restructuring; successful ongoing operation of our vertical integration activities; ability to achieve expected sales, growth and earnings goals; costs of protecting or defending intellectual property; ability to obtain capital on commercially reasonable terms; regulatory changes affecting us or the industries we serve. For a more complete description of factors that could cause such a difference, please see CommScope’s filings with the Securities and Exchange Commission (SEC), which are available on CommScope’s website or at www.sec.gov, and Andrew’s filings with the SEC, which are available on Andrew’s website or at www.sec.gov. In providing forward-looking statements, neither CommScope nor Andrew intends, and neither undertakes any duty or obligation, to update these statements as a result of new information, future events or otherwise.

Additional Information
In connection with the proposed merger, CommScope filed a registration statement with the SEC on Form S-4 (File No. 333-145398) containing a proxy statement/prospectus and CommScope and Andrew mailed a definitive proxy statement/prospectus to Andrew’s stockholders containing information about the merger.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY.

The registration statement and the proxy statement/prospectus contain important information about CommScope, Andrew, the merger, and related matters.  Investors and security holders may obtain free copies of these documents through the web site maintained by the SEC at www.sec.gov.  In addition to the registration statement and the proxy statement/prospectus, CommScope and Andrew file annual, quarterly, and special reports, proxy statements, and other information with the SEC.  Printed copies of these documents can also be obtained free of charge (other than a reasonable duplicating charge for exhibits to our reports on Form 10-K, Form 10-Q and Form 8-K) by any stockholder who requests them from either CommScope’s or Andrew’s Investor Relations Department:

Investor Relations                                                               Investor Relations
CommScope, Inc.                                                                Andrew Corporation
1100 CommScope Place, SE                                               3 Westbrook Corporate Center
P.O. Box 339                                                                         Suite 900
Hickory, North Carolina 28602 U.S.A.                             Westchester, Illinois 60154 U.S.A.
Phone: 1-828-324-2200                                                        Phone: 1-800-232-6767 or 1-708-236-6616
Fax: 1-828-982-1708                                                             Fax: 1-708-492-3774
E-mail: investor.relations@commscope.com                                        E-mail: investor.relations@andrew.com

CommScope, Andrew and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Andrew stockholders in connection with the proposed transaction.  Information about CommScope’s directors and executive officers and their ownership of CommScope common stock is set forth in the definitive proxy statement for CommScope’s 2007 annual meeting of stockholders, as filed by CommScope with the SEC on Schedule 14A on March 16, 2007.  Information about Andrew’s directors and executive officers and their ownership of Andrew common stock is set forth in the definitive proxy statement for Andrew’s 2007 annual meeting of stockholders, as filed by Andrew with the SEC on Schedule 14A on December 29, 2006.  Other information regarding the participants in the proxy solicitation is contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

Visit CommScope at http://www.commscope.com

CONTACT:
Philip Armstrong
Vice President, Investor Relations & Corporate Communications
(828)323-4848
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